UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 2, 2026

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7887 East Belleview Avenue, Suite 1100 Denver, Colorado	80211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(303) 320-7708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GORO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 2, 2026, Gold Resource Corporation (the “Company”) held a special meeting of the Company’s shareholders (the “Special Meeting”). As of the close of business on May 26, 2026, the record date for the Special Meeting, a total of 163,392,909 shares of the Company’s common stock, with par value of $0.001 per share, were outstanding and entitled to vote. In total, holders of 101,287,882 shares of the Company’s common stock, or approximately 62% of those entitled to vote, were represented in person or by proxy at the Special Meeting.

The certified results of the matters voted upon at the Special Meeting, which are more fully described in the Company’s proxy statement for the Special Meeting filed with the Securities and Exchange Commission on May 29, 2026, are as follows:

Proposal 1 – The Merger Proposal

The Arrangement Agreement and Plan of Merger (as amended, the “Arrangement Agreement”), dated January 25, 2026, by and among the Company, Goldgroup Mining Inc., a corporation incorporated under the laws of the province of British Columbia (“Goldgroup”), and Goldgroup Merger Sub Inc., a Colorado corporation and wholly owned subsidiary of Goldgroup (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Goldgroup (the “Merger”), was approved by the following vote:

For	Against	Abstain
96,312,452	4,681,241	294,189

Proposal 2 – The Merger-Related Compensation Proposal

The advisory (non-binding) proposal regarding the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the Merger was approved by the following vote:

For	Against	Abstain
95,103,652	5,359,362	824,868

Proposal 3 – The Adjournment Proposal

Because there were sufficient proxies to approve the proposal to adopt the Arrangement Agreement, no proposal to adjourn the Special Meeting was made.

Item 7.01	Regulation FD Disclosure.

On July 2, 2026, the Company issued a press release announcing the approval of the Merger proposal. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits. The following exhibits are furnished with this report:

Exhibit No.	Description
99.1	News Release dated July 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: July 2, 2026	By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer and President